UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund:  BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap

      Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55 East 52nd

      Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2015

Date of reporting period: 01/31/2015

Item 1 – Report to Stockholders

JANUARY 31, 2015

ANNUAL REPORT

BlackRock Mid Cap Value Opportunities Fund  |  of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	9.29	12.25
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2015

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended January 31, 2015, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

•

The largest detractor during the 12-month period was security selection in the energy sector, particularly within the oil, gas & consumable fuels industry, where several of the Fund’s holdings were hurt by falling crude oil prices. The second largest detractor was security selection within the financials sector, particularly the real estate investment trust (“REIT”) industry, where the Fund did not hold many of the relatively expensive REITs that benefited from investors’ continued search for yield. Lastly, security selection in materials, particularly within the chemicals industry, detracted from returns.

•

During the period, the most significant contributor to performance was stock selection in the industrials sector, particularly within the commercial services & supplies industry, where avoiding underperforming stocks in the sector and owning Pitney Bowes, Inc. contributed strongly. Selection within the machinery industry was also notably strong during the period. Additionally, favorable selection in utilities, especially in the multi-utilities industry, contributed, as did stock selection and an underweight in health care. An overweight allocation in consumer staples also added to returns.

Describe recent portfolio activity.

•

The biggest adjustment in the portfolio during the period was an addition to the Fund’s allocation in the financials sector, where several new holdings in the REIT, banking, insurance and capital markets industries were purchased. The Fund also added to its positions in the information technology (“IT”) sector, particularly within the communications equipment and electronic equipment industries, and the health care sector, in particular the life sciences tools & services and health care providers & services industries. The Fund exited positions in the consumer discretionary segment during the period, especially within the specialty retail and textiles, apparel & luxury goods industries.

Describe portfolio positioning at period end.

•

Relative to the S&P MidCap 400® Value Index, at the end of the period the Fund was positioned with overweights in the health care, consumer discretionary, consumer staples and financials sectors, and was most underweight in the industrials, materials, IT and utilities sectors. In broad terms, the Fund was positioned in areas of the market the investment advisor viewed as likely to thrive in a later-cycle recovery.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Hospira, Inc.	2%
Thoratec Corp.	2
Waters Corp.	2
Owens & Minor, Inc.	2
American Campus Communities, Inc.	2
Teleflex, Inc.	2
LTC Properties, Inc.	2
OGE Energy Corp.	1
FNF Group	1
WP Glimcher, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	26%
Information Technology	14
Industrials	12
Consumer Discretionary	12
Health Care	9
Materials	8
Utilities	7
Energy	7
Consumer Staples	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid cap companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended January 31, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.70)%	6.06%	N/A	15.40%	N/A	9.02%	N/A
Investor A	(1.88)	5.71	0.16%	15.02	13.79%	8.68	8.09%
Investor B	(2.35)	4.67	0.60	13.98	13.74	7.95	7.95
Investor C	(2.24)	4.88	3.99	13.98	13.98	7.69	7.69
Class R	(2.01)	5.41	N/A	14.64	N/A	8.30	N/A
S&P MidCap 400® Value Index	3.30	10.56	N/A	16.29	N/A	9.24	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$983.00	$4.70	$1,000.00	$1,020.47	$4.79	0.94%
Investor A	$1,000.00	$981.20	$6.09	$1,000.00	$1,019.06	$6.21	1.22%
Investor B	$1,000.00	$976.50	$10.76	$1,000.00	$1,014.32	$10.97	2.16%
Investor C	$1,000.00	$977.60	$9.92	$1,000.00	$1,015.17	$10.11	1.99%
Class R	$1,000.00	$979.90	$7.54	$1,000.00	$1,017.59	$7.68	1.51%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) On February 11, 2015, the Board of Directors of the Corporation (the “Board”) approved the conversion of all issued and outstanding Investor B Shares of the Fund into Investor A Shares of the Fund, which will be effective on or about the close of business on June 23, 2015. All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 4 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2014 and held through January 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Schedule of Investments January 31, 2015	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
Esterline Technologies Corp. (a)	11,500	$1,289,035
Triumph Group, Inc.	99,048	5,651,679

		6,940,714
Air Freight & Logistics — 1.2%
Expeditors International of Washington, Inc.	166,284	7,263,285
Airlines — 0.4%
JetBlue Airways Corp. (a)	130,400	2,189,416
Auto Components — 1.0%
Lear Corp.	32,459	3,257,261
Tenneco, Inc. (a)	54,692	2,812,262

		6,069,523
Automobiles — 0.4%
Thor Industries, Inc.	41,904	2,361,290
Banks — 4.7%
Citizens Financial Group, Inc.	244,293	5,838,603
East West Bancorp, Inc.	62,500	2,261,250
FCB Financial Holdings, Inc., Class A (a)	174,700	3,946,473
First Horizon National Corp.	550,000	7,144,500
Hancock Holding Co.	50,500	1,318,555
Popular, Inc. (a)	129,800	4,001,734
Synovus Financial Corp.	132,000	3,401,640

		27,912,755
Capital Markets — 2.8%
Ares Management LP	191,500	3,636,585
Federated Investors, Inc., Class B	152,700	4,826,847
Janus Capital Group, Inc.	461,400	8,092,956

		16,556,388
Chemicals — 2.9%
Albemarle Corp.	143,549	6,927,675
Axiall Corp.	81,007	3,584,560
FMC Corp.	82,900	4,766,750
Huntsman Corp.	74,100	1,627,236

		16,906,221
Commercial Services & Supplies — 1.7%
The ADT Corp.	165,960	5,709,024
Pitney Bowes, Inc.	193,418	4,638,164

		10,347,188
Communications Equipment — 3.0%
ARRIS Group, Inc. (a)	86,600	2,270,652
JDS Uniphase Corp. (a)	234,900	2,854,035
Juniper Networks, Inc.	171,600	3,900,468
Knowles Corp. (a)	254,835	5,405,050
Plantronics, Inc.	76,100	3,487,663

		17,917,868
Construction & Engineering — 1.4%
KBR, Inc.	275,800	4,558,974
Quanta Services, Inc. (a)	152,500	4,038,200

		8,597,174
Consumer Finance — 1.8%
Discover Financial Services	49,500	2,691,810
SLM Corp.	791,986	7,214,992
Springleaf Holdings, Inc. (a)	28,300	894,280

		10,801,082
Common Stocks	Shares	Value
Containers & Packaging — 1.6%
Owens-Illinois, Inc. (a)	149,000	$3,479,150
Rock-Tenn Co., Class A	95,600	6,204,440

		9,683,590
Distributors — 0.8%
LKQ Corp. (a)	176,000	4,542,560
Diversified Consumer Services — 0.7%
DeVry Education Group, Inc.	105,200	4,461,532
Diversified Financial Services — 1.7%
Ally Financial, Inc. (a)	169,300	3,167,603
Equity Commonwealth	223,568	5,891,017
FNFV Group (a)	74,856	928,214

		9,986,834
Electric Utilities — 5.0%
ALLETE, Inc.	81,800	4,633,970
OGE Energy Corp.	253,700	8,925,166
PNM Resources, Inc.	263,800	8,045,900
Westar Energy, Inc.	187,400	8,005,728

		29,610,764
Electrical Equipment — 0.8%
AMETEK, Inc.	105,050	5,031,895
Electronic Equipment, Instruments & Components — 2.3%
Arrow Electronics, Inc. (a)	129,600	7,133,184
Ingram Micro, Inc., Class A (a)	268,381	6,757,834

		13,891,018
Energy Equipment & Services — 3.4%
Helix Energy Solutions Group, Inc. (a)	241,000	4,523,570
McDermott International, Inc. (a)	216,947	488,131
Oceaneering International, Inc.	82,700	4,330,172
Patterson-UTI Energy, Inc.	251,400	4,314,024
Superior Energy Services, Inc.	313,700	6,274,000

		19,929,897
Food & Staples Retailing — 1.0%
Supervalu, Inc. (a)	614,492	5,985,152
Food Products — 2.3%
Flowers Foods, Inc.	159,138	3,112,739
Ingredion, Inc.	35,857	2,891,508
Pinnacle Foods, Inc.	96,972	3,488,083
Tyson Foods, Inc., Class A	109,769	4,285,382

		13,777,712
Health Care Equipment & Supplies — 3.5%
Teleflex, Inc.	90,583	9,924,274
Thoratec Corp. (a)	294,133	10,556,433

		20,480,707
Health Care Providers & Services — 1.7%
Owens & Minor, Inc.	299,806	10,262,359
Hotels, Restaurants & Leisure — 0.9%
Wyndham Worldwide Corp.	62,679	5,251,873
Household Durables — 1.9%
Jarden Corp. (a)	121,098	5,815,126
Mohawk Industries, Inc. (a)	33,167	5,473,882

		11,289,008

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Products — 1.4%
Energizer Holdings, Inc.	65,394	$8,371,086
Industrial Conglomerates — 0.7%
Carlisle Cos., Inc.	46,900	4,205,992
Insurance — 6.1%
Arthur J Gallagher & Co.	80,400	3,572,172
Brown & Brown, Inc.	118,000	3,640,300
FNF Group	248,500	8,722,350
The Hanover Insurance Group, Inc.	105,100	7,251,900
Primerica, Inc.	85,400	4,239,256
W.R. Berkley Corp.	172,000	8,426,280

		35,852,258
Internet Software & Services — 0.5%
AOL, Inc. (a)	66,500	2,876,125
IT Services — 2.4%
Acxiom Corp. (a)	226,700	4,125,940
Amdocs Ltd.	64,900	3,126,882
DST Systems, Inc.	49,400	4,776,980
Euronet Worldwide, Inc. (a)	49,066	2,227,106

		14,256,908
Leisure Products — 0.4%
Mattel, Inc.	80,300	2,160,070
Life Sciences Tools & Services — 1.8%
Waters Corp. (a)	87,295	10,392,470
Machinery — 3.6%
Crane Co.	108,576	6,617,707
Dover Corp.	31,000	2,171,240
Flowserve Corp.	35,600	1,939,844
Parker Hannifin Corp.	46,900	5,461,974
SPX Corp.	32,935	2,752,378
The Timken Co.	59,800	2,272,998

		21,216,141
Media — 2.3%
AMC Entertainment Holdings, Inc., Class A	122,568	3,446,612
Live Nation Entertainment, Inc. (a)	177,282	4,213,993
Tribune Co., Class A (a)	97,694	5,753,200

		13,413,805
Metals & Mining — 3.3%
Carpenter Technology Corp.	70,900	2,689,946
Royal Gold, Inc.	25,700	1,862,222
Steel Dynamics, Inc.	381,200	6,495,648
TimkenSteel Corp.	107,450	2,901,150
United States Steel Corp.	218,700	5,345,028

		19,293,994
Multi-Utilities — 2.5%
Alliant Energy Corp.	63,600	4,363,596
MDU Resources Group, Inc.	173,000	3,911,530
TECO Energy, Inc.	309,700	6,605,901

		14,881,027
Oil, Gas & Consumable Fuels — 4.4%
Africa Oil Corp. (a)(b)	471,527	886,873
Concho Resources, Inc. (a)	39,200	4,345,320
Murphy USA, Inc. (a)	104,497	7,294,935
Oasis Petroleum, Inc. (a)	329,356	4,426,545
SM Energy Co.	183,600	6,943,752
Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
World Fuel Services Corp.	43,400	$2,125,298

		26,022,723
Paper & Forest Products — 0.8%
Domtar Corp.	118,900	4,553,870
Pharmaceuticals — 1.8%
Hospira, Inc. (a)	172,842	10,963,368
Professional Services — 0.4%
ManpowerGroup, Inc.	30,300	2,208,264
Real Estate Investment Trusts (REITs) — 7.4%
American Campus Communities, Inc.	230,065	10,113,658
Digital Realty Trust, Inc.	60,200	4,390,988
LTC Properties, Inc.	206,635	9,695,314
Outfront Media, Inc.	116,053	3,290,109
Tanger Factory Outlet Centers	189,323	7,449,860
WP Glimcher, Inc.	486,496	8,601,249

		43,541,178
Real Estate Management & Development — 1.4%
Alexander & Baldwin, Inc.	216,306	8,275,868
Road & Rail — 0.2%
Con-way, Inc.	26,100	1,069,317
Semiconductors & Semiconductor Equipment — 2.5%
First Solar, Inc. (a)	70,900	3,000,488
Microchip Technology, Inc.	88,900	4,009,390
Semtech Corp. (a)	122,854	3,127,863
Skyworks Solutions, Inc.	54,800	4,551,140

		14,688,881
Software — 3.1%
Activision Blizzard, Inc.	289,800	6,055,371
Check Point Software Technologies Ltd. (a)	61,000	4,707,370
Electronic Arts, Inc. (a)	62,000	3,401,320
PTC, Inc. (a)	118,275	3,951,568

		18,115,629
Specialty Retail — 1.4%
Abercrombie & Fitch Co., Class A	184,855	4,717,500
Foot Locker, Inc.	28,084	1,494,630
Urban Outfitters, Inc. (a)	61,200	2,133,432

		8,345,562
Textiles, Apparel & Luxury Goods — 1.5%
Coach, Inc.	27,900	1,037,601
Deckers Outdoor Corp. (a)	42,785	2,825,949
Fossil Group, Inc. (a)	28,571	2,794,244
PVH Corp.	17,962	1,980,490

		8,638,284
Thrifts & Mortgage Finance — 0.3%
People’s United Financial, Inc.	136,600	1,921,962
Trading Companies & Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	73,800	5,540,166
Total Long-Term Investments (Cost — $521,625,676) — 101.2%		598,852,753

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (c)(d)	6,039,841	6,039,841

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.21% (c)(d)(e)	$854	$854,400
Total Short-Term Securities (Cost — $6,894,241) — 1.2%		6,894,241
Total Investments (Cost — $528,519,917) — 102.4%		605,746,994
Liabilities in Excess of Other Assets — (2.4)%		(13,992,406)

Net Assets — 100.0%		$591,754,588

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at January 31, 2014	Net Activity	Shares/Beneficial Interest Held at January 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	6,039,841	6,039,841	$3,268
BlackRock Liquidity Series, LLC, Money Market Series	$53,146,852	$(52,292,452)	$854,400	$521,565

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted price in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements. As of January 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$598,852,753	—	—	$598,852,753
Short-Term Securities	6,039,841	$854,400	—	6,894,241

Total	$604,892,594	$854,400	—	$605,746,994

[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	9

Schedule of Investments (concluded)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$587	—	—	$587
Liabilities:
Collateral on securities loaned at value	—	$(854,400)	—	(854,400)

Total	$587	$(854,400)	—	$(853,813)

During the year ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Statement of Assets and Liabilities

January 31, 2015

Assets
Investments at value — unaffiliated (including securities loaned of $836,980) (cost — $521,625,676)	$598,852,753
Investments at value — affiliated (cost — $6,894,241)	6,894,241
Investments sold receivable	3,040,711
Capital shares sold receivable	1,547,257
Dividends receivable	532,186
Securities lending income receivable — affiliated	953
Foreign currency at value (cost — $654)	587
Prepaid expenses	48,938

Total assets	610,917,626

Liabilities
Investments purchased payable	9,626,635
Capital shares redeemed payable	7,718,970
Collateral on securities loaned at value	854,400
Investment advisory fees payable	335,430
Service and distribution fees payable	153,576
Officer’s and Directors’ fees payable	5,601
Other affiliates payable	1,902
Other accrued expenses payable	466,524

Total liabilities	19,163,038

Net Assets	$591,754,588

Net Assets Consist of
Paid-in capital	$495,377,693
Undistributed net investment income	9,259
Accumulated net realized gain	19,140,626
Net unrealized appreciation/depreciation	77,227,010

Net Assets	$591,754,588

Net Asset Value
Institutional — Based on net assets of $154,661,386 and 7,238,610 shares outstanding, 20 million shares authorized, $0.10 par value	$21.37

Investor A — Based on net assets of $305,516,007 and 14,749,330 shares outstanding, 40 million shares authorized, $0.10 par value	$20.71

Investor B — Based on net assets of $1,132,626 and 60,888 shares outstanding, 40 million shares authorized, $0.10 par value	$18.60

Investor C — Based on net assets of $68,488,484 and 3,815,068 shares outstanding, 40 million shares authorized, $0.10 par value	$17.95

Class R — Based on net assets of $61,956,085 and 3,273,291 shares outstanding, 40 million shares authorized shares authorized, $0.10 par value	$18.93

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	11

Statement of Operations

Year Ended January 31, 2015

Investment Income
Dividends — unaffiliated	$10,405,988
Securities lending — affiliated — net	521,565
Dividends — affiliated	3,268

Total income	10,930,821

Expenses
Investment advisory	4,290,709
Service — Investor A	826,623
Service and distribution — Investor B	17,702
Service and distribution — Investor C	746,365
Service and distribution — Class R	352,984
Transfer agent — Institutional	304,298
Transfer agent — Investor A	649,068
Transfer agent — Investor B	7,322
Transfer agent — Investor C	190,428
Transfer agent — Class R	180,510
Accounting services	149,256
Registration	103,676
Professional	95,522
Printing	66,043
Custodian	64,597
Officer and Directors	25,301
Miscellaneous	28,656

Total expenses	8,099,060
Less fees waived by Manager	(6,537)

Total expenses after fees waived	8,092,523

Net investment income	2,838,298

Realized and Unrealized Gain
Net realized gain from:
Investments	88,204,568
Foreign currency transactions	564

88,205,132

Net change in unrealized appreciation/depreciation on:
Investments	(51,416,195)
Foreign currency translations	(21)

(51,416,216)

Net realized and unrealized gain	36,788,916

Net Increase in Net Assets Resulting from Operations	$39,627,214

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$2,838,298	$2,146,133
Net realized gain	88,205,132	64,322,740
Net change in unrealized appreciation/depreciation	(51,416,216)	39,519,501

Net increase in net assets resulting from operations	39,627,214	105,988,374

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,185,872)	(1,190,954)
Investor A	(1,528,523)	(1,314,148)
Investor B	—	(799)
Investor C	—	(15,651)
Class R	(150,060)	(131,732)
Net realized gain:
Institutional	(21,827,817)	(10,060,513)
Investor A	(42,946,623)	(17,465,475)
Investor B	(182,090)	(145,966)
Investor C	(10,882,818)	(4,512,688)
Class R	(9,696,446)	(4,260,318)

Decrease in net assets resulting from distributions to shareholders	(88,400,249)	(39,098,244)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(521,736)	101,453,635

Net Assets
Total increase (decrease) in net assets	(49,294,771)	168,343,765
Beginning of year	641,049,359	472,705,594

End of year	$591,754,588	$641,049,359

Undistributed net investment income, end of year	$9,259	$27,137

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	13

Financial Highlights

	Institutional
	Year Ended January 31,
	2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$23.30		$20.43		$17.92	$17.48	$13.08

Net investment income[1]	0.19		0.17		0.13	0.12	0.14
Net realized and unrealized gain	1.24		4.23		2.56	0.43	4.26

Net increase from investment operations	1.43		4.40		2.69	0.55	4.40

Distributions from:[2]
Net investment income	(0.17)		(0.17)		(0.18)	(0.11)	—
Net realized gain	(3.19)		(1.36)		—	—	—

Total distributions	(3.36)		(1.53)		(0.18)	(0.11)	—

Net asset value, end of year	$21.37		$23.30		$20.43	$17.92	$17.48

Total Return[3]
Based on net asset value	6.06%		21.66%		15.12%	3.10%	33.64%

Ratios to Average Net Assets
Total expenses	0.90%	[4]	0.86%	[4]	0.89%	0.89%	0.94%

Total expenses after fees waived	0.90%	[4]	0.86%	[4]	0.89%	0.88%	0.94%

Net investment income	0.77%	[4]	0.73%	[4]	0.73%	0.70%	0.93%

Supplemental Data
Net assets, end of year (000)	$154,661		$182,951		$133,748	$120,322	$83,905

Portfolio turnover rate	65%		57%		55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Financial Highlights (continued)

	Investor A
	Year Ended January 31,
	2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$22.69		$19.94		$17.44	$17.04	$12.79

Net investment income[1]	0.11		0.10		0.07	0.06	0.09
Net realized and unrealized gain	1.20		4.12		2.49	0.41	4.16

Net increase from investment operations	1.31		4.22		2.56	0.47	4.25

Distributions from:[2]
Net investment income	(0.11)		(0.11)		(0.06)	(0.07)	—
Net realized gain	(3.18)		(1.36)		—	—	—

Total distributions	(3.29)		(1.47)		(0.06)	(0.07)	—

Net asset value, end of year	$20.71		$22.69		$19.94	$17.44	$17.04

Total Return[3]
Based on net asset value	5.71%		21.27%		14.74%	2.73%	33.23%

Ratios to Average Net Assets
Total expenses	1.18%	[4]	1.16%	[4]	1.25%	1.22%	1.28%

Total expenses after fees waived	1.18%	[4]	1.16%	[4]	1.25%	1.21%	1.28%

Net investment income	0.48%	[4]	0.43%	[4]	0.37%	0.36%	0.59%

Supplemental Data
Net assets, end of year (000)	$305,516		$314,481		$215,469	$182,931	$152,037

Portfolio turnover rate	65%		57%		55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	15

Financial Highlights (continued)

	Investor B
	Year Ended January 31,
	2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$20.58		$18.16	$15.97	$15.69	$11.88

Net investment loss[1]	(0.11)		(0.09)	(0.10)	(0.09)	(0.04)
Net realized and unrealized gain	1.10		3.75	2.29	0.37	3.85

Net increase from investment operations	0.99		3.66	2.19	0.28	3.81

Distributions from:[2]
Net investment income	—		(0.01)	—	—	—
Net realized gain	(2.97)		(1.23)	—	—	—

Total distributions	(2.97)		(1.24)	—	—	—

Net asset value, end of year	$18.60		$20.58	$18.16	$15.97	$15.69

Total Return[3]
Based on net asset value	4.67%		20.21%	13.71%	1.78%	32.07%

Ratios to Average Net Assets
Total expenses	2.14%	[4]	2.06% [4]	2.16%	2.15%	2.17%

Total expenses after fees waived	2.14%	[4]	2.05% [4]	2.16%	2.15%	2.17%

Net investment loss	(0.49)%	[4]	(0.46)% [4]	(0.60)%	(0.56)%	(0.27)%

Supplemental Data
Net assets, end of year (000)	$1,133		$2,403	$3,310	$5,893	$8,551

Portfolio turnover rate	65%		57%	55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Financial Highlights (continued)

	Investor C
	Year Ended January 31,
	2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$20.08		$17.80	$15.65	$15.39	$11.67

Net investment loss[1]	(0.07)		(0.08)	(0.09)	(0.09)	(0.05)
Net realized and unrealized gain	1.07		3.66	2.24	0.35	3.77

Net increase from investment operations	1.00		3.58	2.15	0.26	3.72

Distributions from:[2]
Net investment income	—		(0.00)[3]	—	—	—
Net realized gain	(3.13)		(1.30)	—	—	—

Total distributions	(3.13)		(1.30)	—	—	—

Net asset value, end of year	$17.95		$20.08	$17.80	$15.65	$15.39

Total Return[4]
Based on net asset value	4.88%		20.26%	13.74%	1.69%	31.88%

Ratios to Average Net Assets
Total expenses	1.99%	[5]	2.00% [5]	2.16%	2.17%	2.27%

Total expenses after fees waived	1.99%	[5]	2.00% [5]	2.16%	2.16%	2.27%

Net investment loss	(0.33)%	[5]	(0.41)% [5]	(0.55)%	(0.58)%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$68,488		$72,312	$61,756	$63,272	$70,795

Portfolio turnover rate	65%		57%	55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	17

Financial Highlights (concluded)

	Class R
	Year Ended January 31,
	2015		2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$21.00		$18.55		$16.22	$15.85	$11.94

Net investment income (loss)[1]	0.04		0.02		(0.00)[2]	(0.00)[2]	0.03
Net realized and unrealized gain	1.12		3.83		2.33	0.37	3.88

Net increase from investment operations	1.16		3.85		2.33	0.37	3.91

Distributions from:[3]
Net investment income	(0.05)		(0.04)		—	—	—
Net realized gain	(3.18)		(1.36)		—	—	—

Total distributions	(3.23)		(1.40)		—	—	—

Net asset value, end of year	$18.93		$21.00		$18.55	$16.22	$15.85

Total Return[4]
Based on net asset value	5.41%		20.88%		14.37%	2.33%	32.75%

Ratios to Average Net Assets
Total expenses	1.49%	[5]	1.48%	[5]	1.59%	1.60%	1.65%

Total expenses after fees waived	1.49%	[5]	1.47%	[5]	1.59%	1.60%	1.65%

Net investment income (loss)	0.17%	[5]	0.12%	[5]	0.01%	(0.02)%	0.22%

Supplemental Data
Net assets, end of year (000)	$61,956		$68,902		$58,422	$57,244	$71,394

Portfolio turnover rate	65%		57%		55%	68%	54%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

18	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Notes to Financial Statements

1. Organization:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor B and Class R Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). For distribution and service fee breakdown see Note 4.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	19

Notes to Financial Statements (continued)

current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Notes to Financial Statements (continued)

by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of January 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of January 31, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co. LLC	$836,980	$(836,980)	—

Total	$836,980	$(836,980)	—

[1]

Collateral with a value of $854,400 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	21

Notes to Financial Statements (continued)

investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to the percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended January 31, 2015, the Fund reimbursed the Manager $7,258 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended January 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $24,200.

For the year ended January 31, 2015, affiliates received CDSCs as follows:

Investor A	$2,152
Investor B	$220
Investor C	$8,666

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2015, the Fund paid $11,543 to affiliates of BlackRock in return for these services to Institutional shareholders, which is included in transfer agent — Institutional in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended January 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,028
Investor A	$12,262
Investor B	$278
Investor C	$4,045
Class R	$315

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Notes to Financial Statements (continued)

agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, the Fund retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated – net in the Statement of Operations. For the year ended January 31, 2015, the Fund paid BIM $203,145 for securities lending agent services.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended January 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $6,739,853 and $3,152,057, respectively.

5. Purchases and Sales:

For the year ended January 31, 2015, purchases and sales of investments, excluding short-term securities, were $424,091,925 and $498,685,550, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended January 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of January 31, 2015, the following permanent differences attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$8,279
Accumulated net realized gain	$(8,279)

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	23

Notes to Financial Statements (continued)

The tax character of distributions was as follows:

	1/31/15	1/31/14
Ordinary income	$17,489,425	$9,584,308
Long-term capital gains	70,910,824	29,513,936

Total	$88,400,249	$39,098,244

As of January 31, 2015, the tax components of accumulated net earnings were as follows:

Undistributed net investment income	$4,171,474
Undistributed long-term capital gains	17,447,776
Net unrealized gains[1]	74,757,645

Total	$96,376,895

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$530,998,542

Gross unrealized appreciation	$103,125,464
Gross unrealized depreciation	(28,377,012)

Net unrealized appreciation	$74,748,452

7. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of January 31, 2015, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Notes to Financial Statements (concluded)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,669,548	$65,133,120	2,855,551	$65,048,583
Shares issued to shareholders in reinvestment of distributions	937,125	20,590,676	436,555	10,029,771
Shares redeemed	(4,220,379)	(104,159,373)	(1,985,399)	(46,855,673)

Net increase (decrease)	(613,706)	$(18,435,577)	1,306,707	$28,222,681

Investor A
Shares sold and automatic conversion of shares	3,230,607	$76,405,598	5,740,091	$128,699,213
Shares issued to shareholders in reinvestment of distributions	2,028,157	43,260,561	816,585	18,269,943
Shares redeemed	(4,371,809)	(102,959,927)	(3,501,093)	(77,707,060)

Net increase	886,955	$16,706,232	3,055,583	$69,262,096

Investor B
Shares sold	5,842	$127,906	18,101	$366,224
Shares issued to shareholders in reinvestment of distributions	8,706	168,572	6,723	136,564
Shares redeemed and automatic conversion of shares	(70,458)	(1,513,949)	(90,305)	(1,804,117)

Net decrease	(55,910)	$(1,217,471)	(65,481)	$(1,301,329)

Investor C
Shares sold	413,761	$8,578,830	717,115	$14,162,730
Shares issued to shareholders in reinvestment of distributions	553,106	10,267,535	214,624	4,254,155
Shares redeemed	(753,293)	(15,455,129)	(799,692)	(15,823,972)

Net increase	213,574	$3,391,236	132,047	$2,592,913

Class R
Shares sold	763,772	$16,702,276	1,210,969	$24,916,589
Shares issued to shareholders in reinvestment of distributions	503,200	9,844,648	212,000	4,391,241
Shares redeemed	(1,275,463)	(27,513,080)	(1,291,141)	(26,630,556)

Net increase (decrease)	(8,491)	$(966,156)	131,828	$2,677,274

Total Net Increase (Decrease)	422,422	$(521,736)	4,560,684	$101,453,635

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 11, 2015, the Board of Directors of the Corporation (the “Board”) approved the conversion of all issued and outstanding Investor B Shares of the Fund into Investor A Shares of the Fund, which will be effective on or about the close of business on June 23, 2015.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid Cap Value Opportunities Fund and Board of Directors of BlackRock Mid Cap Value Opportunities Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc., including the schedule of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

March 25, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended January 31, 2015.

	Payable Dates	7/17/2014	12/17/2014
Qualified Dividend Income for Individuals[1]		39.39%	47.46%

Dividends Qualifying for the Dividends Received Deduction for Corporations[1]		35.87%	47.67%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Additionally, the Fund distributed long-term capital gains of $0.608588 and 2.023612 per share to shareholders of record on July 16 and December 16, 2014, respectively.

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 96 Portfolios	Actavis plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 96 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 96 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 96 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2005	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 96 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2002	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 96 Portfolios	None

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	27

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 96 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Corporation’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]   Date shown is the earliest date a person has served for the Corporation. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015

Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s 2011 Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees Officer; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.

				28 RICs consisting of 96 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 96 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present Director; 2010 to present President and Chief Executive Officer	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	108 RICs consisting of 176 Portfolios	None

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Corporation based on his former positions with BlackRock, Inc. and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock, Inc. or the PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which they turn 72.

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Corporation’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Corporation and Jennifer McGovern became a Vice President of the Corporation.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Corporation. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Corporation.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Corporation and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Corporation.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	29

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2015	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIDCAPVAL-1/15-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.	$30,213	$30,213	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 2, 2015